UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549




                                       FORM 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report
          (Date of earliest event reported):       October 12, 1995


                                SPS TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in its charter)


          Pennsylvania               1-4416               23-1116110
          (State or other         (Commission          (I.R.S. Employer
          jurisdiction of         File Number)         Identification No.)
          incorporation)


          101 Greenwood Avenue, Suite 470
          Jenkintown, Pennsylvania                            19046
          (Address of principal executive offices)          (Zip Code)


          Registrant's telephone number, including area code:(215) 517-2000



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                       SPS TECHNOLOGIES, INC. AND SUBSIDIARIES






          Item 5.  Other Events

               The Company announced that it has made an offer to purchase Hi-Shear Corporation, which represents substantially all of the operating assets of Hi-Shear Industries Inc. (NYSE -
               HSI), for $50 million subject to the signing of a definitive purchase agreement.

               Exhibits 20a and 20b are hereby incorporated by reference.


          Item 7.  Financial Statements, Pro Forma Information and Exhibits

          Exhibits

               20a Letter to the Chairman, President and Chief Executive Officer of Hi-Shear Industries Inc. communicating the Company's proposal to purchase Hi-Shear Corporation

               20b Company news release concerning the offer to purchase Hi-Shear Corporation



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                       SPS TECHNOLOGIES, INC. AND SUBSIDIARIES





                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SPS TECHNOLOGIES, INC.
                                             (Registrant)




                                        /s/ William M. Shockley
                                        William M. Shockley
                                        Vice President, Chief
                                        Financial Officer and
                                        Controller



          Date:    October 12, 1995



          Mr. Shockley is signing on behalf of the registrant and as the Chief Financial Officer of the registrant.



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                       SPS TECHNOLOGIES, INC. AND SUBSIDIARIES





                                    EXHIBIT INDEX




          Exhibit 20a Letter to the Chairman, President and Chief Executive Officer of Hi-Shear Industries Inc. communicating the Company's proposal to pur-chase Hi-Shear Corporation

                  20b Company news release concerning the offer to purchase Hi-Shear Corporation